Exhibit 10.1

Execution Copy

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 29, 2017, by and among Transgenomic, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the Schedule of Purchasers attached hereto as Exhibit A and each Noteholder (defined below) pursuant to the terms contained herein (each purchaser and each Noteholder, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of Series A Preferred Stock (as defined below) set forth next to such Purchaser’s name on the Schedule of Purchasers (which aggregate amount for all Purchasers together shall be up to 1,873,497 shares of Series A Preferred Stock and shall be collectively referred to herein as the “Shares”).

C.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Investors’ Rights Agreement in the form attached hereto as Exhibit B (the “Investors’ Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration and other rights with respect to the Shares and the Underlying Shares (as defined below) under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation of the Series A Senior Convertible Preferred Stock setting forth the preferences, rights and limitations of the Preferred Stock to be filed prior to the Initial Closing Date by the Company with the Secretary of State of Delaware substantially in the form attached hereto as Exhibit G.

“Closing” means each closing of the purchase and sale of the Shares pursuant to this Agreement.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Delaware Courts” means the state and federal courts sitting in the state of Delaware.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Initial Closing Date” means, subject to the execution and delivery of the Transaction Documents by the applicable parties thereto and the satisfaction or waiver of all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof, as the case may be, the date hereof, or such other date as the parties may mutually agree.

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“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Merger” shall mean the merger contemplated by that certain Agreement and Plan of Merger, dated as of October 12, 2016, by and among the Company, New Haven Labs Inc., which is a wholly owned subsidiary of the Company, and Precipio Diagnostics, LLC, pursuant to which New Haven Labs Inc. will merge with and into Precipio Diagnostics, LLC, with Precipio Diagnostics, LLC as the surviving entity.

“Nasdaq” means the Nasdaq Stock Market LLC.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Preferred Stock” means (x) the Company’s blank check preferred stock, $0.01 par value per share, the terms of which may be designated by the Board of Directors in the Certificate of Designation and (y) the capital stock into which such preferred stock shall have changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such Certificate of Designation).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $3.736329 per Share.

“Registration Statement” means a registration statement meeting the requirements set forth in the Investors’ Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Investors’ Rights Agreement).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Filings” shall mean all reports, schedules, forms, statements and other documents filed or required to be filed by the Company with the Commission pursuant to the requirements of the Securities Act or the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.

“Series A Preferred Stock” shall mean the Series A Convertible Preferred Stock, $0.01 par value per share, being issued and sold pursuant to this Agreement and comprising a series of the Preferred Stock.

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“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.

“Subsidiary” means any corporation or other business entity with respect to which the Company owns in excess of 50% of such corporation’s or other entity’s outstanding voting securities, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof, in each case in which the Company will own in excess of 50% of such subsidiary’s outstanding voting securities at the Closing.

“Threshold Amount” shall have the meaning set forth in the Certificate of Designation.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Trading Market.

“Trading Market” means the trading market on which the Common Stock is primarily listed on and quoted for trading.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Investors’ Rights Agreement, the Certificate of Designation, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder, as may be amended from time to time.

“Transfer Agent” means Wells Fargo Shareowner Services, the current transfer agent of the Company, with a mailing address of 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120, or any successor transfer agent for the Company.

“Underlying Shares” means the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock.

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ARTICLE II.
PURCHASE AND SALE

2.1           Closings.

(a)          Amount. Subject to the terms and conditions set forth in this Agreement, at each applicable Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Series A Preferred Stock equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole Share, as indicated below such Purchaser’s name on the signature page to this Agreement.

(b)          Underlying Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the conversion of the Series A Preferred Stock. The Purchasers acknowledge that the Company shall not be required to issue any shares of Common Stock to a Purchaser upon conversion by such Purchaser (or its assigns) of any shares of the Series A Preferred Stock to the extent (and only to the extent) that such conversion would result in the Purchaser (including its predecessors-in-interest) beneficially owning shares of Common Stock in excess of the applicable Threshold Amount unless approved by the Company’s stockholders in accordance with the applicable stockholder approval requirements of Nasdaq Stock Market LLC Section 5635(d).

(c)          Closings. The initial purchase and sale of the Shares (the “Initial Closing”) shall take place at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018 on the Initial Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree. Thereafter, one or more additional purchases and sales of the Shares (each such closing together with the Initial Closing, a “Closing” or the “Closings”) shall take place at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018 on such dates within fifteen (15) days after the Initial Closing Date (each such date, together with the Initial Closing Date, a “Closing Date” or the “Closing Dates”) or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(d)          Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on each applicable Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to a bank account designated by the Company as set forth on Exhibit F hereto. On each applicable Closing Date, the Company shall irrevocably instruct the Transfer Agent to issue the Shares to each of the Purchasers in book entry form in such names as Purchasers may designate in an amount equal to the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired.”

2.2           Closing Deliveries.

(a)          On or prior to the Initial Closing Date (and each subsequent Closing Date, if applicable), the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

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(i)          this Agreement, duly executed by the Company;

(ii)         the Investors’ Rights Agreement, duly executed by the Company;

(iii)        duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver a certificate evidencing a number of Shares set forth below such Purchaser’s name on the signature page of this Agreement, registered in the name of such Purchaser;

(iv)        a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Initial Closing Date, (a) certifying the resolutions adopted by the Board of Directors approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the Certificate of Incorporation, as amended, the Bylaws of the Company and the Certificate of Designation and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit D;

(v)         the Compliance Certificate referred to in Section 5.1(g) dated as of the Initial Closing Date;

(vi)        a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Delaware, as of a recent date; and

(vii)       a certified copy of the Certificate of Incorporation, as amended, as certified by the Secretary of State (or comparable office) of Delaware, as of a recent date.

(b)          On or prior to the Initial Closing Date (and each subsequent Closing Date, if applicable), each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)          this Agreement, duly executed by such Purchaser;

(ii)         its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the bank account designated by the Company as set forth on Exhibit F attached hereto; and

(iii)        the Investors’ Rights Agreement, duly executed by such Purchaser.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as of the date hereof and as of each Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) as follows:

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(a)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)          Authorization; Due Execution. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder including, without limitation, the issuance of the Shares and the Underlying Shares. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined in Section 3.1(p) herein). Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)          Valid Issuance of Stock. The Shares to be issued at each Closing have been duly and validly authorized and when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable free and clear of all Liens and, based in part upon the representations and warranties of the Purchasers in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Underlying Shares to be issued upon conversion of the Series A Preferred Stock have been duly authorized by all necessary corporate action and when issued and paid for in accordance with the terms of this Agreement and as set forth in the Certificate of Designation, such shares will be validly issued and outstanding, fully paid and nonassessable, free and clear of all Liens and the holders shall be entitled to all rights accorded to a holder of Common Stock.

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(d)          No Conflict. The Company’s execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party does not violate (i) any provision of the Company’s Certificate of Incorporation or Bylaws, each as amended to date (copies of which have been filed with the Commission), (ii) any provision of any material contract or agreement (copies of which have been filed with the Commission) or order, writ, judgment, injunction, decree, determination or award to which the Company is a party or by which it is bound or (iii) to the Company’s Knowledge, any law, rule or regulation currently in effect having applicability to the Company.

(e)          SEC Filings. The Company has filed with the Commission all SEC Filings. The SEC Filings were prepared in accordance with and, as of the date on which each such SEC Filing was filed with the Commission, complied in all material respects with the applicable requirements of the Securities Act and Exchange Act. None of such SEC Filings, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)          Material Changes. Since March 31, 2017, except as specifically disclosed in SEC Filings dated prior to any applicable Closing Date: (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the business, operations or financial condition of the Company, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash, shares of capital stock or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities, except Common Stock issued pursuant to existing Company equity incentive, stock option or stock purchase plans or agreements or executive and director compensation arrangements disclosed in the SEC Filings dated prior to the Initial Closing Date.

(g)          No Undisclosed Events, Liabilities, Developments or Circumstances. Since March 31, 2017, except as specifically disclosed in SEC Filings dated prior to any applicable Closing Date, no event, liability, development or circumstance has occurred or exists with respect to the business, properties, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced or (ii) could have a Material Adverse Effect.

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(h)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(i)           Registration Rights. Other than as disclosed in the SEC Filings and as contemplated by the Transaction Documents, no Person has any right to cause the Company to effect the registration under the Securities Act of the transfer of any securities of the Company.

(j)           Listing and Maintenance Requirements.         The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

(k)          No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 hereof, none of the Company nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares or (ii) cause the offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(l)           OFAC. Neither the Company nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(m)          FCPA Neither the Company nor, to the Company’s Knowledge, any agent or other Person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

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(n)          Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(o)          Sarbanes-Oxley; Disclosure Controls. Except as disclosed in the SEC Filings, the Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 that are applicable to the Company. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there has been no change in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(p)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the Commission of a registration statement in accordance with the Investors’ Rights Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iii) such filings as are required to be made under applicable state and federal securities laws (collectively, the “Required Approvals”).

(q)          No Required Additional Issuances. The issuance and sale of the Shares and the Underlying Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person other than the Purchasers and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under any of such securities.

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(r)           Capitalization. As of the date hereof, there are issued and outstanding 895,435 shares of Common Stock and, after giving effect to the issuance and sale of the Shares hereunder and the Merger and the transactions contemplated thereby, there will be issued and outstanding 3,479,351 shares of Preferred Stock (all of which shall comprise the Series A Preferred Stock) and issued and outstanding 6,756,490 shares of Common Stock, in each case assuming no exercise of outstanding options, warrants or other rights to purchase securities of the Company and assuming the sale of all Shares authorized to be sold at all Closings. As of the date hereof, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. Except as disclosed in the SEC Filings, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Other than (i) securities issued or issuable pursuant to existing Company equity incentive, stock option or stock purchase plans or agreements disclosed in the SEC Filings and (ii) as set forth in the Company’s most recently filed periodic report under the Exchange Act, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(s)          Reservation of Shares of Common Stock. So long as the Series A Preferred Stock remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the conversion of the Series A Preferred Stock.

(t)           Litigation. Other than as may be disclosed in the Company’s most recently filed periodic report under the Exchange Act, there is no action, suit, notice of inquiry, violation, Proceeding or investigation pending or, to the Company’s Knowledge, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or the Underlying Shares or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Filings, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the Company’s Knowledge, there has not been, and there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(u)          Certain Fees. Except as set forth on Schedule 3.1(u) hereto, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(u) hereto, the Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(v)          Regulation M Compliance. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

3.2           Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of each Closing Date to the Company as follows:

(a)          Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)          No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Investors’ Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of such Purchaser to perform its obligations hereunder.

(c)          Investment Intent. Such Purchaser understands that the Shares and the Underlying Shares (collectively, the “Securities”) are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities as principal for its own account and does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

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(d)          Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Purchaser hereby represents that neither it nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)           Access to Information. Such Purchaser acknowledges and affirms that, with the assistance of its advisors, it has conducted and completed its own investigation, analysis and evaluation related to the investment in the Securities. Such Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. No such investigation, analysis and evaluation nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

(g)          Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

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(h)          Brokers and Finders. Except as set forth on Schedule 3.1(v) hereto, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i)           Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(j)           Regulation M.Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(k)          Beneficial Ownership. The purchase by such Purchaser of the Securities issuable to it at each Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of each Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred. A Purchaser shall not be deemed to have acquired, or have the right to acquire, any shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined in the Certificate of Designation) prior to the sixty-first (61st) day after the Purchaser’s delivery of a Notice of Conversion under the Certificate of Designation. Notwithstanding the foregoing, the Company shall at all times be required to issue the applicable number of shares of Common Stock to a given Purchaser upon the valid conversion by such Purchaser (or its assigns) of shares of Series A Senior Convertible Preferred Stock unless and only to the extent that such conversion and related issuance: (i) would result in the aggregate issuance to a given Purchaser (including its predecessors-in-interest) of a number of shares of Common Stock in excess of the applicable Threshold Amount and (ii) has not been approved by the Company’s stockholders in accordance with any applicable stockholder approval requirements of Nasdaq Stock Market LLC Section 5635(d).

(l)           Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

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(m)          Consent to Note Conversion and Termination. Each Purchaser, to the extent that such Purchaser, as set forth on the Schedule of Purchasers, is a holder of any promissory note (each a “Note” and collectively the “Notes”) of the Company being converted and/or cancelled in consideration of the issuance hereunder of Shares to such Purchaser (a “Noteholder”), hereby agrees that the entire amount owed to such Purchaser under such Note is being tendered to the Company in exchange for the applicable shares of Shares set forth on the Schedule of Purchasers, and effective upon the Company’s and such Purchaser’s execution and delivery of this Agreement, without any further action required by the Company or such Purchaser, such Note and all obligations set forth therein shall be immediately deemed repaid in full and terminated in their entirety, including, but not limited to, any security interest effected therein, notwithstanding anything to the contrary in such Note. The undersigned Noteholders further hereby agree for themselves and for the holders of all Notes issued pursuant to the Securities Purchase Agreements, dated as of April 13, 2017, by and among the Company and the purchasers listed therein (the “Note Agreements”), that, for the purposes of calculating any accrued interest on all such Notes issued pursuant to the terms of the Note Agreements in order to effect the conversion, interest shall stop accruing as of June 29, 2017 and the total principal and interest accrued for each Noteholder as of June 29, 2017 shall be equal to the amounts set forth on the Schedule of Purchasers hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)          Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Investors’ Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Investors’ Rights Agreement with respect to such transferred Securities.

(b)          Legends. Any certificates or book entry notations evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

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NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR (IF REQUESTED BY THE COMPANY) TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY OR (II) RULE 144 PROMULGATED UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

(c)          Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Certificates for Securities subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

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(d)          Irrevocable Transfer Agent Instructions. The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent, and any subsequent transfer agent, in accordance with the terms of this Agreement. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement other than with respect to the issuance of the Underlying Shares upon a valid conversion of the Series A Preferred Stock, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)          Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, any Securities sold by Purchaser will be sold in accordance with the plan of distribution contained in the Registration Statement and in compliance therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Securities is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Securities until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(e).

4.2           Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, for a period of twenty-four (24) months from the Initial Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.3           Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

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4.4           Securities Laws Disclosure; Publicity. The Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or trading market, without the prior written consent of such Purchaser, except (i) as required in connection with the Company’s filing of a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including ,without limitation, this Agreement, the Investors’ Rights Agreement and the Certificate of Designation)), (ii) as required by federal securities law in connection with (A) any registration statement contemplated by the Investors’ Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (iii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (iii). From and after the issuance of the initial press release issued by the Company and reasonably acceptable to the Purchasers (the “Press Release”) disclosing all material terms of the transactions contemplated hereby, no Purchaser that is not an Affiliate of the Company shall be in possession of any material, non-public information received from the Company, any subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.4, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.5           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Shares under the Transaction Documents or under any other written agreement between the Company and the Purchasers.

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4.6           Indemnification of Purchasers. Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.6, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.7           Trading Market Listing. The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Stock on Nasdaq for so long as any Securities are owned by the Purchasers.

4.8           Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Initial Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

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4.9           Common Stock Reserve. From the date hereof to the date on which the Purchasers has exercised its rights in full under the Certificate of Designation, the Company shall reserve for issuance to the Purchasers a number of shares of Common Stock at least equal to the number of Underlying Shares.

4.10         Short Sales and Confidentiality After The Date Hereof. Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.4 or (ii) this Agreement is terminated in full pursuant to Section 6.16. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Shares. The obligation of each Purchaser to acquire Shares at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to each applicable Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)          Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of each applicable Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)          Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to each Closing.

(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(d)          Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)          No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of each applicable Closing Date, by the Commission or the Trading Market from trading on the Trading Market nor shall suspension by the Commission or the Trading Market have been threatened, as of each applicable Closing Date, either (A) in writing by the Commission or the Trading Market or (B) by falling below the minimum listing maintenance requirements of the Trading Market.

(f)           Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g)          Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Initial Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Initial Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit E.

(h)          Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

(i)           Reservation of Shares of Common Stock. As of the each applicable Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, a number of shares of Common Stock equal to the number of Underlying Shares issuable upon conversion of the Series A Preferred Stock.

(j)          Initial Closing Minimum. A minimum of 107,056 Shares shall have been sold at the Initial Closing.

5.2           Conditions Precedent to the Obligations of the Company to Sell Shares. The Company's obligation to sell and issue the Shares at each Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to each applicable Closing Date of the following conditions, any of which may be waived by the Company:

(a)          Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)          Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to each applicable Closing Date.

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(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)          Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)          Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)          Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

ARTICLE VI.
MISCELLANEOUS

6.1           Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, except that the Company shall pay $10,000 to Kuzari Capital LLC as payment for fees and expenses in connection with the consummation of the transactions contemplated by this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Purchasers.

6.2           Entire Agreement. With the exception of any written confidentiality agreement by and between the Company and Purchaser, the Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after each Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

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If to the Company:	Transgenomic, Inc.
12325 Emmet Street
Omaha, NE 68164
Telephone No: (402) 452-5400
Facsimile No: (402) 452-5401
Attention: Chief Executive Officer

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority in interest of the Shares still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to “Purchaser”.

6.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.8.

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6.8           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Delaware Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery of the Securities.

6.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12         Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

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6.13         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14         Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Preferred Stock or Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to each Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.15         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

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6.16         Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to each Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the applicable Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the thirtieth (30th) day after the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of each applicable Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.16, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Transgenomic, INC.

By:	/s/ Paul Kinnon
Name: Paul Kinnon
Title: President and Chief Executive Officer

NAME OF PURCHASER:

By:
Name:
Title:

Purchase Price per Share:

Aggregate Purchase Price (Subscription Amount):

Number of Shares to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:

By:
Name:
Purchase Price per Share:

Aggregate Purchase Price (Subscription Amount):

Number of Shares to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ___________________________

NAME OF PURCHASER:

By:
Name:
Purchase Price per Share:

Aggregate Purchase Price (Subscription Amount):

Number of Shares to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: __________________________